AMENDMENT TO

SCHEDULE A

ADVISORY FEE WAIVER AGREEMENT

THIS SCHEDULE A lists the Funds and their respective Waiver Amounts, as well as the effective date and termination date for each Waiver Amount, established pursuant to the Advisory Fee Waiver Agreement.

LVIP FUND NAME	ADVISORY FEE WAIVER		AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
Lincoln Hedged S&P 500 Conservative Fund	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln Hedged S&P 500 Fund	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln Nasdaq-100 Buffer Fund Jun	0.23 0.00	% %	First $50M Over $50M	May 1, 2024	April 30, 2025
Lincoln Hedged Nasdaq-100 Fund	0.23 0.00	% %	First $50M Over $50M	May 1, 2024	April 30, 2025
Lincoln Hedged Nasdaq-100 Fund 2	0.23 0.00	% %	First $50M Over $50M	May 1, 2024	April 30, 2025
Lincoln Hedged Nasdaq-100 Fund 3	0.23 0.00	% %	First $50M Over $50M	May 1, 2024	April 30, 2025
Lincoln Hedged S&P 500 Fund 3	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln Hedged S&P 500 Conservative Fund 3	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln S&P 500 Buffer Fund May	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln S&P 500 Ultra Buffer Fund May	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln Hedged S&P 500 Fund 2	0.12%		All Fund assets	May 1, 2024	April 30, 2025
Lincoln Hedged S&P 500 Conservative Fund 2	0.12%		All Fund assets	May 1, 2024	April 30, 2025
LVIP AllianceBernstein Large Cap Growth Fund	0.065%		All Fund assets	April 5, 2024	April 30, 2025
LVIP American Century Select Mid Cap Managed Volatility Fund	0.030%		All Fund assets	May 1, 2024	April 30, 2025
LVIP American Balanced Allocation Fund	0.04%		All Fund assets	May 1, 2024	April 30, 2025
LVIP American Growth Allocation Fund	0.035%		All Fund assets	May 1, 2024	April 30, 2025
LVIP American Income Allocation Fund	0.04%		All Fund assets	May 1, 2024	April 30, 2025
LVIP American Preservation Fund	0.07%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Baron Growth	0.11%		Up to $250M	January 1, 2023	April 30, 2025

LVIP FUND NAME	ADVISORY FEE WAIVER		AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
Opportunities Fund	0.16 0.21 0.22 0.27	% % % %	$250M-$500M $500M - $700M $700M - $750M Over $750M
LVIP BlackRock Dividend Value Managed Volatility Fund	0.125 0.160	% %	First $750M Over $750M	May 1, 2024	April 30, 2025
LVIP BlackRock Global Allocation Managed Risk Fund*	0.075%		All Fund assets	May 1, 2024	April 30, 2025
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP BlackRock Real Estate Fund	0.02 0.01 0.00	% % %	First $250M $250M - $750M Over 750M	May 1, 2024	April 30, 2025
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Blended Large Cap Growth Managed Volatility Fund	0.165 0.115 0.11 0.095	% % % %	First $100M Next $400M Next $ 1.5B Over $ 2B	April 5, 2024	April 30, 2025
LVIP Blended Mid Cap Managed Volatility Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.035%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Macquarie Diversified Floating Rate Fund	0.03 0.05	% %	First $2B Over $2B	May 1, 2024	April 30, 2025
LVIP Dimensional U.S. Core Equity 1 Fund	0.01%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund*	0.625%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.01%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Global Conservative	0.01%		All Fund assets	May 1, 2024	April 30, 2025

LVIP FUND NAME	ADVISORY FEE WAIVER		AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund	0.01%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Mondrian Global Income Fund	0.1025 0.1125 0.1225 0.1375	% % % %	First $350M $350M to $525M $525M to $700M Over $700M	May 1, 2024	April 30, 2025
LVIP Global Moderate Allocation Managed Risk Fund	0.015%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Government Money Market Fund	0.00 0.01 0.02	% % %	First $500M Next $500M Over $1B	October 1, 2023	April 30, 2025
LVIP JPMorgan High Yield Fund	0.00 0.05	% %	First $150M Over $150M	May 1, 2024	April 30, 2025
LVIP JPMorgan Retirement Income Fund	0.45%		All Fund assets	May 1, 2024	April 30, 2025
LVIP JPMorgan Select Mid Cap Managed Volatility Fund	0.015%		All Fund assets	May 1, 2024	April 30, 2025
LVIP MFS International Growth Fund	0.11 0.10	% %	First $400M Over $400M	May 1, 2024	April 30, 2025
Multi-Manager International Equity Managed Volatility Fund *	0.665%		All Fund assets	September 18, 2024	April 30, 2026
LVIP MFS Value Fund	0.04%		All fund assets	January 1, 2023	April 30, 2025
LVIP Mondrian International Value Fund	0.015 0.010	% %	First $1B Over $1B	May 1, 2024	April 30, 2025
LVIP PIMCO Low Duration Bond Fund	0.050 0.075	% %	First $500M Over $500M	May 1, 2024	April 30, 2025
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.10%		All Fund assets	May 1, 2024	April 30, 2025
LVIP SSGA Bond Index Fund	0.08 0.122 0.152 0.157 0.162	% % % % %	First $500M Next $1.5B Next $500M Next $2.5B Over $5.0B	May 1, 2024	April 30, 2025
LVIP Franklin Templeton Multi-Factor International Equity Fund	0.07 0.01	% %	Up to $50M $50M - $500M	May 1, 2024	April 30, 2025
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	0.065 0.025 0.005	% % %	Up to $50M $50M - $100M $100M - $500M	May 1, 2024	April 30, 2025

LVIP FUND NAME	ADVISORY FEE WAIVER		AVG. DAILY NET ASSETS OF THE FUND	EFFECTIVE DATE	TERMINATION DATE
LVIP SSGA International Index Fund	0.097 0.145	% %	Up to $1B Over $1B	May 1, 2024	April 30, 2025
LVIP SSGA International Managed Volatility Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	0.08 0.015	% %	Up to $50M $50M - $500M	May 1, 2024	April 30, 2025
LVIP SSGA Large Cap Managed Volatility Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP SSGA Mid Cap Index Fund	0.005 0.010	% %	Up to $1.5B Over $1.5B	May 1, 2024	April 30, 2025
LVIP SSGA S&P 500 Index Fund	0.002%		Up to $1B	May 1, 2024	April 30, 2025
LVIP SSGA Small-Cap Index Fund	0.005 0.010 0.015	% % %	Up to $500M Next $1B Over $1.5B	May 1, 2024	April 30, 2025
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	0.065%		Up to $50M	May 1, 2024	April 30, 2025
LVIP SSGA SMID Cap Managed Volatility Fund	0.005%		All Fund assets	May 1, 2024	April 30, 2025
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.05%		Over $750M	May 1, 2024	April 30, 2025
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.015%		All Fund assets	May 1, 2024	April 30, 2025
LVIP U.S. Growth Allocation Managed Risk Fund	0.01%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Vanguard Domestic Equity ETF Fund	0.05%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Vanguard International Equity ETF Fund	0.05%		All Fund assets	May 1, 2024	April 30, 2025
LVIP Wellington Capital Growth Fund	0.04 0.07	% %	First $500M Over $ 500M	May 1, 2024	April 30, 2025
LVIP Wellington SMID Cap Value Fund	0.115 0.075	% %	First $100M Over $100M	May 1, 2024	April 30, 2025

*	The Waiver Amount shall renew automatically for one-year terms unless the Trust and LFI mutually agree to the termination at least 10 days prior to the end of the then current term.

The parties hereto have caused this Amendment to be signed by their duly authorized officers as of September 18, 2024, and effective in accordance with the dates noted above.

LINCOLN FINANCIAL INVESTMENTS CORPORATION		LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its Funds listed on Schedule A

By:	/s/ Benjamin A. Richer	By:	/s/ James Hoffmayer
Name:	Benjamin A. Richer	Name:	James Hoffmayer
Title:	Senior Vice President	Title:	Vice President & Chief Accounting Officer